PROMISSORY NOTE

May 20, 2015

For value received, The Patricia A. Crites 2012 Grantor Retained Annuity Trust promises to pay to the order of John W. and Patricia A. Crites the sum of $106,971.00 (One Hundred and Six Thousand, Nine Hundred Seventy-One and 00/100) on or before May 20, 2018, with interest at 0.5% ($534.86 per year) to be paid annually. The last payment of interest will be due on or before May 20, 2018 when the principal is due in full.

/s/ John W. Crites
John W. Crites, Trustee

/s/ Patricia A. Crites
Patricia A. Crites, Settlor

PROMISSORY NOTE

May 20, 2015

For value received, The John & Patricia Crites Master Trust FBO Bailey Crites promises to pay to the order of John W. and Patricia A. Crites the sum of $35,018.00 (Thirty-Five Thousand and Eighteen and 00/100) on or before May 20, 2018, with interest at 0.5% ($175.09 per year) to be paid annually. The last payment of interest will be due on or before May 20, 2018 when the principal is due in full.

/s/ John W. Crites
John W. Crites, Trustee

/s/ Patricia A. Crites
Patricia A. Crites, Settlor

PROMISSORY NOTE

May 20, 2015

For value received, The John & Patricia Crites Master Trust FBO Bianca Wingard promises to pay to the order of John W. and Patricia A. Crites the sum of $35,018.00 (Thirty-Five Thousand and Eighteen and 00/100) on or before May 20, 2018, with interest at 0.5% ($175.09 per year) to be paid annually. The last payment of interest will be due on or before May 20, 2018 when the principal is due in full.

/s/ John W. Crites
John W. Crites, Trustee

/s/ Patricia A. Crites
Patricia A. Crites, Settlor

PROMISSORY NOTE

May 20, 2015

For value received, The John & Patricia Crites Master Trust FBO Jacee Crites promises to pay to the order of John W. and Patricia A. Crites the sum of $22,579.00 (Twenty-Two Thousand Five Hundred Seventy- Nine and 00/100) on or before May 20, 2018, with interest at 0.5% ($112.90 per year) to be paid annually. The last payment of interest will be due on or before May 20, 2018 when the principal is due in full.

/s/ John W. Crites
John W. Crites, Trustee

/s/ Patricia A. Crites
Patricia A. Crites, Settlor

PROMISSORY NOTE

May 20, 2015

For value received, The John & Patricia Crites Master Trust FBO Jessica Mongold promises to pay to the order of John W. and Patricia Crites the sum of $35,018.00 (Thirty-Five Thousand and Eighteen and 00/100) on or before May 20, 2018, with interest at 0.5% ($175.09 per year) to be paid annually. The last payment of interest will be due on or before May 20, 2018 when the principal is due in full.

/s/ John W. Crites
John W. Crites, Trustee

/s/ Patricia A. Crites
Patricia A. Crites, Settlor

PROMISSORY NOTE

May 20, 2015

For value received, The John & Patricia Crites Master Trust FBO Joshua Wingard promises to pay to the order of John W. and Patricia Crites the sum of $35,018.00 (Thirty-Five Thousand and Eighteen and 00/100) on or before May 20, 2018, with interest at 0.5% ($175.09 per year) to be paid annually. The last payment of interest will be due on or before May 20, 2018 when the principal is due in full.

/s/ John W. Crites
John W. Crites, Trustee

/s/ Patricia A. Crites
Patricia A. Crites, Settlor

PROMISSORY NOTE

May 20, 2015

For value received, The John & Patricia Crites Master Trust FBO Kevin Mongold promises to pay to the order of John W. and Patricia A. Crites the sum of $35,018.00 {Thirty-Five Thousand and Eighteen and 00/100) on or before May 20,2018, with interest at 0.5% ($175.09 per year) to be paid annually. The last payment of interest will be due on or before May 20, 2018 when the principal is due in full.

/s/ John W. Crites
John W. Crites, Trustee

/s/ Patricia A. Crites
Patricia A. Crites, Settlor

PROMISSORY NOTE

May 20, 2015

For value received, The John & Patricia Crites Master Trust FBO Zachary Crites promises to pay to the order of John W. and Patricia A. Crites the sum of $35,018.00 (Thirty-Five Thousand and Eighteen and 00/100) on or before May 20, 2018, with interest at 0.5°k ($175.09 per year) to be paid annually. The last payment of interest will be due on or before May 20, 2018 when the principal is due in full.

/s/ John W. Crites
John W. Crites, Trustee

/s/ Patricia A. Crites
Patricia A. Crites, Settlor

PROMISSORY NOTE

May 20, 2015

For value received, The John & Patricia Crites Master Trust FBO Jeremiah Wingard promises to pay to the order of John W. and Patricia A. Crites the sum of $108,158.00 (One Hundred and Eight Thousand, One Hundred Fifty-Eight and 00/100) on or before May 20, 2018, with interest at 0.5% ($540.79 per year) to be paid annually. The last payment of interest will be due on or before May 20, 2018 when the principal is due in full.

/s/ Kelly C. Wingard
Kelly C. Wingard, Trustee

PROMISSORY NOTE

May 20, 2015

For value received, The John & Patricia Crites Master Trust FBO Joseph Wingard promises to pay to the order of John W. and Patricia A. Crites the sum of $108,158.00 (One Hundred and Eight Thousand, One Hundred Fifty-Eight and 00/100) on or before May 20, 2018, with interest at 0.5% ($540.79 per year) to be paid annually. The last payment of interest will be due on or before May 20, 2018 when the principal is due in full.

/s/ Kelly C. Wingard
Kelly C. Wingard, Trustee